UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                              November 16, 2001


                     FIRST MID-ILLINOIS BANCSHARES, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)


             0-13368                              37-1103704
     (COMMISSION FILE NUMBER)          (IRS EMPLOYER IDENTIFICATION NO.)


                  1515 CHARLESTON AVENUE, MATTOON, IL 61938
         (ADDRESS INCLUDING ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


                               (217) 234-7454
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



   Item 5.   Other Events

        Pursuant to Rule 416 under the Securities Act of 1933 (the "Securities Act"), the number of shares of Common Stock of the Registrant registered for sale under the Securities Act by the following Registration Statements on Forms S-3 and S-8, which remain unsold as of November 16, 2001, have been deemed to be increased accordingly to reflect a three-for-two stock split in the form of a 50% stock dividend effected on November 16, 2001.

        Registration Statement on Form S-8 (Reg. No. 333-69673) filed with the Securities and Exchange Commission (the "SEC") on December 23, 1998.

        Registration Statement on Form S-8 (Reg. No. 33-64139) filed with the SEC on November 13, 1995.

        Registration Statement on Form S-8 (Reg. No. 33-64061) filed with the SEC on November 8, 1995.

        Registration Statement on Form S-3 (Reg. No. 33-84404) filed with the SEC on September 23, 1994.


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FIRST MID-ILLINOIS BANCSHARES, INC.



   Dated: November 16, 2001           By:  /s/ William S. Rowland
                                          -------------------------------
                                           William S. Rowland
                                           President and Chief
                                           Executive Officer